               SUPPLEMENT DATED JULY 1, 2002 TO THE PROSPECTUS OF
                    MORGAN STANLEY VARIABLE INVESTMENT SERIES
                                 CLASS X SHARES
                                DATED MAY 1, 2002



The paragraph pertaining to the Dividend Growth Portfolio of the Fund in the section of the Prospectus titled "PORTFOLIO MANAGEMENT" is hereby replaced by the following:


      DIVIDEND GROWTH PORTFOLIO--The Portfolio is managed by the Large-Cap Value Equity team. Current members of the team include Richard M. Behler, a Managing Director of the Investment Manager, Brian Kramp, an Executive Director of the Investment Manager, Matthew S. Levitties, a Vice President of the Investment Manager, Eric F. Scharpf, a Vice President of the Investment Manager, Douglas W. Kugler, a Senior Associate of the Investment Manager, and Matthew H. Taylor, an Associate of the Investment Manager.